UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)             December 16, 2003
                                                             -----------------


                                  CERBCO, Inc.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


   0-16749                                                   54-1448835
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(Commission File Number)                      (IRS Employer Identification No.)



3421 Pennsy Drive, Landover, Maryland                         20785-1608
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(Address of principal executive offices)                      (Zip Code)



               Registrant's telephone number including area code:
                              (301) 773-1784 (tel)
                              (301) 322-3041 (fax)


                                      None
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          (Former name or former address, if changed since last report)

Item 5.    Other Events.

     See press release of the registrant dated December 16, 2003 attached hereto.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2003                      CERBCO, Inc.
                                             -----------------------------------
                                             (Registrant)


                                              By: /s/ Robert W. Erikson
                                              ----------------------------------
                                              Robert W. Erikson
                                              President


                                                                  PRESS RELEASE
                                                          For Immediate release


             CERBCO ANNOUNCES REVISED ESTIMATE FOR QUARTER OF ANNUAL
                        MEETING OF STOCKHOLDERS TO OCCUR

     LANDOVER, MD, December 16, 2003 - CERBCO, Inc. (OTC: CERB) today confirmed that it will not hold, during the quarter ending March 31,2004, its annual meeting of stockholders for the fiscal year ended June 30, 2003. The Company previously had estimated such quarter for holding its annual meeting. Due to administrative lead times required to prepare and clear the necessary Proxy Statement, including a potential proposal to dissolve the corporation, the Company has presently revised its estimated period for the holding of such annual meeting to occur during the quarter ending June 30, 2004. An exact date, time and place will be contained in the Notice of Annual Meeting that will be mailed to all stockholders, along with the Proxy Statement, in regular course.

     The Company also previously had announced that its indirect, majority owned subsidiary, INEI Corporation (formerly Insituform East, Incorporated) (OTC:
INEI), had entered into an agreement with Insituform Technologies, Inc. for the sale of substantially all of its non-real estate assets and on-going business, and, that, pursuant to that agreement, INEI had agreed that, after the closing of the asset sale (i) it would consider in good faith the dissolution of INEI and, unless it was determined by its Board of Directors in accordance with its fiduciary duties that such dissolution was not in the best interest of the Company and its stockholders, INEI would submit a proposed dissolution to a vote of its stockholders no later than INEI's next annual meeting, and (ii) if such a dissolution was approved its stockholders, to file a certificate of dissolution with the Delaware Secretary of State.

     CERBCO has indicated that, to the extent that INEI ultimately elected to dissolve, CERBCO anticipated that it was likely that it would elect to dissolve, liquidate its remaining assets and, after satisfaction of its liabilities, distribute to its stockholders any remaining assets. INEI announced today that its Board of Directors has not determined that dissolution is not in its best interest and those of its stockholders and, therefore, that INEI expects to submit a proposal for dissolution of INEI to a vote of its stockholders at its next annual meeting. In light of INEI's actions, CERBCO has indicated that it expects to submit a proposal for dissolution of CERBCO to its stockholders at its next annual meeting.

     In connection with the contemplated dissolution proposal, the Company indicated that, while at the present time, it is not able to predict with certainty the actual realizable value of its remaining assets, the amounts, if any, that it may receive in connection with the liquidation of INEI, the ultimate settlement amounts of CERBCO's liabilities or the amounts it actually will expend during the liquidation process, it currently anticipates that the amount ultimately distributable to its stockholders will be between $8.50 and $11.50 per share of Common Stock and Class B Common Stock. To the extent that the value of CERBCO's assets or the amounts that it received in liquidation from INEI are less, or the amount of its liabilities or the amounts that it expends during liquidation are greater, than CERBCO anticipates, its stockholders may receive substantially less than CERBCO presently anticipates or nothing at all.

     In any event, CERBCO does not expect to make any distributions until after it has received one or more distributions from INEI. Under its agreement with Insituform Technologies, INEI is not permitted to make any distributions until September 6, 2004.

     CERBCO, Inc. [OTC:CERB] is a parent holding company with controlling interest in INEI Corporation [OTC:INEI] (formerly known as Insituform East, Incorporated).

     Statements in this press release that are not historical fact including, without limitation, statements as to the timing and amount of possible liquidation proceeds and CERBCO's possible future plans, are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other important factors that are subject to change at any time and from time to time. CERBCO intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of invoking these safe harbor provisions. Forward-looking statements such as these involve known and unknown risks, uncertainties and other important factors that could cause the Company's actual results, performance or achievements, or other subjects of such statements, to differ materially from the Company's expectations regarding such matters expressed or implied by such forward-looking statements. These risks include the risk that we may incur additional liabilities, that the proceeds from the sale of our non-cash assets could be lower than anticipated, and that the amount required for the settlement of our liabilities could be higher than expected, as well as other risks and uncertainties that are described in the Company's filings with the Securities and Exchange Commission, all of which could substantially reduce the amount available for distribution to our stockholders.

                                      * * *

Contact:      Robert W. Erikson                         George Wm. Erikson
              President                                 Chairman
              (301) 773-1784                            (301) 773-1784